UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 14, 2015
PACIRA PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35060	51-0619477
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Sylvan Way, Suite 300
Parsippany, New Jersey 07054
(Address and Zip Code of Principal Executive Offices)

(973) 254-3560
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01    Changes in Registrant’s Certifying Accountant

(a) On December 14, 2015, the Board of Directors of Pacira Pharmaceuticals, Inc. (the “Company”), upon the recommendation and approval of the Company’s Audit Committee, engaged KPMG LLP (“KPMG”) as its independent registered public accounting firm for the fiscal year ending December 31, 2016, and will dismiss CohnReznick LLP (“CohnReznick”), which is currently serving as the Company’s independent registered public accounting firm, upon completion of their audits of the Company’s consolidated financial statements as of and for the year ending December 31, 2015 and the effectiveness of internal control over financial reporting as of December 31, 2015 and the issuance of their reports thereon. Upon the completion of CohnReznick’s services, the Company will file an amendment to this Form 8-K with the specific date of dismissal and an update to the disclosures required by Item 304(a) of Regulation S-K through that date.

The audit reports of CohnReznick on the Company’s consolidated financial statements (including on the Company’s effectiveness of internal control over financial reporting) as of and for the years ended December 31, 2014 and 2013 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two fiscal years ended December 31, 2014 and 2013, and the subsequent interim period through December 14, 2015, there were: no (1) disagreements with CohnReznick on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused CohnReznick to make reference in connection with their opinion to the subject matter of the disagreement, or (2) “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company provided CohnReznick with a copy of disclosures it is making in this Form 8-K and requested that CohnReznick furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements herein. A copy of CohnReznick’s letter dated December 14, 2015 is filed as Exhibit 16.1 hereto.

(b) During the two most recent years ended December 31, 2014 and 2013, and the subsequent interim period through December 14, 2015, the Company has not consulted with KPMG regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written or oral advice was provided to the Company by KPMG that KPMG concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, or other reportable event of the types described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits.

16.1    Letter from CohnReznick LLP to the Securities and Exchange Commission,
dated December 14, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIRA PHARMACEUTICALS, INC. (REGISTRANT)

Dated:	December 17, 2015	By:	/s/ Kristen Williams
Kristen Williams
Chief Administrative Officer,
General Counsel and Secretary

EXHIBIT INDEX

The following is a list of the Exhibits filed herewith:

Exhibit No.	Description

16.1	Letter from CohnReznick LLP to the Securities and Exchange Commission, dated December 14, 2015.